Related-Party Transactions	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related-Party Transactions
18. Related-Party Transactions
Blackstone Alternative Credit Advisors LP and affiliates (Blackstone Credit), a lender under the Credit Agreement, owns 19.1% of the membership units of LA13. At December 31, 2023, the outstanding debt balance due to this lender was approximately $527.3 million, of which approximately $6.6 million is due within the next twelve months. During the years ended December 31, 2023 and 2022, this lender provided additional term loans totaling $53.0 million and $145.0 million, respectively, and the Company, through the Credit Agreement administrative agent, paid interest and principal payments totaling approximately $68.8 million and $42.5 million, respectively, to this lender.
Certain members of management are lenders under the Credit Agreement. At December 31, 2023, the outstanding debt balance due to these lenders was approximately $11.9 million, of which approximately $0.1 million is due within the next twelve months. During the years ended December 31, 2023 and 2022, the Company, through the Credit Agreement administrative agent, paid to these lenders interest and principal payments totaling approximately $1.6 million and $1.3 million, respectively.
During January 2024, the Credit Agreement indebtedness held by the management lenders was purchased by Blackstone Credit. As a result of this transaction, Blackstone Credit became the sole lender under the Credit Agreement.